Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Rule 14a-12

                            Milestone Scientific Inc.
                (Name of Registrant as Specified in Its Charter)


   --------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

                            MILESTONE SCIENTIFIC INC.

      Notice of Annual Meeting of Stockholders to be held on July 22, 2004

                               ------------------

The Annual Meeting of Stockholders of Milestone Scientific Inc. (the "Company") will be at The American Stock Exchange, 86 Trinity Place, New York, NY on Thursday July 22, 2004, at 9:00 a.m. Eastern Daylight Time, for the purpose of considering and acting upon the following:

            1.    Election of five (5) Directors.

            2.    Approval of the Milestone 2004 Stock Option Plan.

            3. Ratification of appointment of Eisner LLP as Milestone's independent auditors for the current year.

            4. Any and all matters incident to the foregoing, and such other business as may legally come before the meeting and any adjournments or postponements thereof.

      The Board of Directors has fixed the close of business on June 4, 2004 as the record date for determining the stockholders having the right to notice of and to vote at the meeting.

                                          By order of the Board of Directors


                                          Leonard Osser
                                          Chairman of the Board

Livingston, New Jersey
June 24, 2004

--------------------------------------------------------------------------------
IMPORTANT:  Every stockholder, whether or not he or she expects to attend the annual meeting in person, is urged to execute the proxy and return it promptly in the enclosed business reply envelope.

            Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

            We would appreciate your giving this matter your prompt attention.

                            MILESTONE SCIENTIFIC INC.

                               -------------------

                                 PROXY STATEMENT
                       For Annual Meeting of Stockholders
                            to be Held July 22, 2004

                                -----------------

      Proxies in the form enclosed with this statement are solicited by Milestone Scientific Inc. ("Milestone" or "the Company") to be used at the Annual Meeting of stockholders and any adjournments thereof, to be held at The American Stock Exchange, 86 Trinity Place, New York, NY on Thursday July 22, 2004, at 9:00 a.m. Eastern Daylight Time, for the purposes set forth in the Notice of Meeting and this Proxy Statement. The Board of Directors know of no other business which will come before the meeting. Milestone's principal executive offices are located at 220 South Orange Avenue, Livingston Corporate Park, Livingston, New Jersey 07039. The approximate date on which this statement and the accompanying proxy will be mailed to stockholders is June 28, 2004. The Company's annual report to stockholders for the year ended December 31, 2003 is being mailed herewith to all stockholders entitled to vote at the annual meeting. However, except to the extent indicated herein, the annual report to stockholders is not part of the Company's proxy solicitation materials.

                          THE VOTING AND VOTE REQUIRED

      On the record date for the meeting, June 4, 2004, there were outstanding 9,663,906 shares of common stock of the Company (the "Common Stock"), each of which will be entitled to one vote.

      Directors are elected by a plurality of the votes cast at the meeting. The affirmative vote of a majority of votes cast for or against the matter by stockholders entitled to vote is required to approve the 2004 Milestone Stock Option Plan and to ratify the appointment of independent auditors.

      All shares represented by valid proxies will be voted in accordance with the instructions contained therein. In the absence of instructions, proxies will be voted FOR each of the stated matters being voted on at the meeting. A proxy may be revoked by the stockholder giving the proxy at any time before it is voted, either by oral or written notice, and a prior proxy is automatically revoked by a stockholder giving a subsequent proxy or attending and voting at the meeting. Attendance at the meeting, however, in and of itself does not revoke a prior proxy. In the case of the election of directors, shares represented by a proxy marked "WITHHOLD AUTHORITY" to vote for all five nominees will not be counted in determining whether a plurality vote has been received for the election of directors. Shares represented by proxies marked "ABSTAIN" on any other proposal will not be counted in determining whether the requisite vote has been received for such proposal. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies ("broker non-votes"), those shares will not be included in the vote totals and, therefore, will have no effect on the outcome of the vote.

      SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table shows certain information with respect to beneficial ownership of the Company's Common Stock on May 31, 2004 by all persons known to be the beneficial owners of more than 5% of its outstanding shares, and by all Directors and Officers of the Company, as a group. No Executive Officer or Director of the Company is involved in any material legal proceedings.

                                                             Shares of
                                                           Common Stock
                                                           Beneficially                   Percentage of
            Name of Beneficial Owner (1)                     Owned (2)                      Ownership
    Executive Officers and Directors

    Leonard Osser...............................             1,685,040(3)                      16.85%
    Stuart J. Wildhorn..........................                13,444(4)                         *
    Thomas M. Stuckey...........................                13,989(5)                         *
    Paul Gregory................................                17,858(6)                         *
    Leonard M. Schiller.........................                30,339(7)                         *
    Jeffrey Fuller..............................                 6,667(8)                         *
    Leslie Bernhard                                              6,667(9)                         *
    All directors & executive officers as a
      group (7 persons).........................             1,774,003(10)                     17.60%

    5% and Greater Stockholders

    K. Tucker Andersen..........................             1,684,609(11)                     17.43%
    Cumberland Associates, LLC..................               660,251(12)                      6.83%

----------

*     Less than 1%

      (1) The addresses of the persons named in this table are as follows:
      Leonard A. Osser, Stuart Wildhorn and Thomas M. Stuckey are all at 220 South Orange Avenue, Livingston Corporate Park, Livingston, NJ 07039; Paul Gregory, Innovative Programs Associates Inc., 370 E. 76th Street, New York, New York 10021; Leonard M. Schiller, Schiller, Klein & McElroy, P.C., 33 North Dearborn Street, Suite 1030, Chicago, Illinois 60602; Jeffrey Fuller, Eagle Chase, Woodbury, NY 11797; Leslie Bernhard, AdStar, Inc., 4553 Glencoe Avenue, Suite 325, Marina del Rey, California 90292; K. Tucker Anderson, c/o Cumberland Associates LLC, 1114 Avenue of the Americas, New York, New York 10036; and Cumberland Associates, LLC, 1114 Avenue of the Americas, New York, New York.

      (2) A person is deemed to be a beneficial owner of securities that can be acquired by such person within 60 days from the filing of this proxy statement upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from the filing of this report have been exercise or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned. All percentages are determined based on the number of all shares, including those underlying options exercisable within 60 days from the filing of this report held by the named individual, divided by 9,663,906 outstanding shares on April 30, 2004 and those shares underlying options exercisable within 60 days from the filing of this report

      (3) Includes (i) 204,728 shares issuable upon exercise of stock options within 60 days of the date hereof, which until January 31 are exercisable at $3.00, and beginning February 1, 2004 will be exercisable at $6.00 (ii) warrants immediately exercisable to purchase 11,904 shares at $5.25 per share and (iii) 120,944 warrants exercisable beginning March 18, 2004.

      (4) Includes 11,111 shares subject to stock options, exercisable within 60 days of the date hereof at $7.50 per share and 2,333 shares subject to stock options, exercisable within 60 days of the date hereof at $2.25 per share.

      (5) Includes 8,333 shares subject to stock options, exercisable within 60 days of the date hereof at $6.5625 per share, 2,222 shares subject to stock options exercisable within 60 days of the date hereof at $7.50 per share and 2,333 shares subject to stock options exercisable within 60 days of the date hereof at $2.25 per share. Mr. Stuckey disclaims beneficial ownership of (i) 3,333 shares, which are held by his wife as custodian for their children, and (ii) 567 shares, which are owned by his wife in her IRA.

      (6) Includes 50 shares held by Mr. Gregory's wife, 4,141 shares subject to stock options, exercisable within 60 days of the date hereof at $6.5625 per share, and 6,667 subject to stock options, exercisable within 60 days of the date hereof at $1.50 per share.

      (7) Includes 4,141 shares subject to stock options, exercisable within 60 days of the date hereof at $6.5625 per share, 6,667 shares subject to stock options, exercisable within 60 days of the date hereof at $1.50 per share and 19,531 shares subject to stock options exercisable within 60 days of the date hereof at $9.00 per share.

      (8) Includes 6,667 shares subject to stock options, exercisable within 60 days of the date hereof at $1.50 per share.

      (9) Includes 6,667 shares subject to stock options, exercisable within 60 days of the date hereof at $1.50 per share

      (10) Includes 285,541 shares subject to stock options, 132,848 shares subject to warrants all of which are exercisable within sixty (60) days of the date hereof and 30,667 shares to which he has shared voting and dispositive power.

      (11) Based solely upon an amendment to Schedule 13D filed by K. Tucker Andersen with the Securities and Exchange Commission on February 24, 2004.

      (12) Based solely upon Form 4 filed by Cumberland Associates, LLC with the Securities and Exchange Commission on March 31, 2004.

                               EXECUTIVE OFFICERS

The following table sets forth the names, ages and principal positions of the executive officers of the Company:

      Name                   Age                        Position
-------------------       --------          ------------------------------------

Leonard Osser                56             Chief Executive Officer and Chairman

Stuart J. Wildhorn           46             President

Kevin Lusardi(1)             47             Chief Financial Officer

----------

(1) Mr. Lusardi replaced Thomas M. Stuckey as Chief Financial Officer on June 10, 2004.

The principal occupation and business experience for the last five years for Messrs. Wildhorn and Lusardi are set forth below. Comparable background information for Mr. Osser has been provided in the information set forth for nominees under Proposal No. 1.

Mr. Wildhorn has been President of the Company since September 2003 and prior to that he had been Senior Vice President since April 2001. From 1990 until April 2001 Mr. Wildhorn held progressive senior management positions with Datex-Ohmeda, a leading manufacturer of anesthesia and patient monitoring devices.

Mr. Lusardi joined the company in May 2004. Prior to that time and since December 2002 Mr. Lusardi served as a consultant providing financial consulting services for a start-up company in the transportation industry. From May 2000 until December 2002 Mr. Lusardi was Controller for Everest Broadband Network and for a number of years prior to May 2000 he held progressive responsible financial management positions with Verizon Wireless.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

      Five directors are to be elected at the Annual Meeting, each for a term of one year and until the election and qualification of a successor.

      It is intended that votes pursuant to the enclosed proxy will be cast for the election of the five nominees named below. In the event that any such nominee should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person, if any, as shall be designated by the Board of Directors (the "Board"). Management has no reason to believe these nominees will not be available for election.

      The following table sets forth the name and age of each nominee, the principal occupation of each during the past five years and the period during which each has served as a director of Milestone. Each nominee is currently serving as a director of Milestone. Information as to the stock ownership of each of our directors and all of our current executive officers as a group are set forth under "Security Ownership of Certain Beneficial Owners and Management." All of the nominees to the Board of Directors have been approved, recommended and nominated for re-election to the Board of Directors by Milestone Nominating Committee and by the Board of Directors. There are no family relationships between any director or executive officer.

Nominees for Election

LEONARD OSSER, 56, has been Milestone's Chairman and Chief Executive Officer since July 1991. From 1980 until the consummation of Milestone's public offering in November 1995, he was engaged primarily as the principal owner and Chief Executive of U.S. Asian Consulting Group, Inc., a New Jersey based provider of consulting services in "work-out" and "turnaround" situations for publicly and privately owned companies in financial difficulty.

PAUL GREGORY, 68, has been a director of Milestone since April 1997. Mr. Gregory has been a business and insurance consultant at Innovative Programs Associates Inc. and Paul Gregory Associates Inc. since January 1995 and January 1986, respectively, where he services, among other entities, foreign and domestic insurance groups, law and accounting firms and international corporations.

LEONARD SCHILLER, 62, has been a director of Milestone since April 1997. Mr. Schiller has been a partner in the Chicago law firm of Schiller, Klein & McElroy, P.C. since 1977. He has also been President of The Dearborn Group, a residential property management and real estate acquisition company since 1980.

JEFFREY FULLER, 58, has been a director of Milestone since January 16, 2003. Mr. Fuller has been president and owner of two municipal water supply systems, Hudson Valley Water Co. and Lake Lenape Water Co. since 1983 and in addition has been an executive recruiter since 1995.

LESLIE BERNHARD, 59, has been a director of Milestone since May 2003. Ms. Bernhard co-founded AdStar, Inc., and since 1986 has been its president, chief executive officer and director. AdStar is an application service provider for the newspaper classified advertising industry.

          The Board of Directors Unanimously Recommends A Vote FOR the
                        Election of Each of the Nominees.

Board of Directors Meetings and Committees

      During the year-ended December 31, 2003, the Board held eleven meetings during which compensation matters were also discussed and decided and the Audit Committee one meeting. There were no separate meetings held by the Compensation Committee during fiscal year 2003 nor of the Nominating Committee which was formed in May 2004. All directors attended more than 75% of the number of meetings of the Board and its committees on which they served.

Compensation Committee

      The Compensation Committee reviews and recommends to the Board the compensation and benefits of all officers of the Company, reviews general policy matters relating to compensation and benefits of employees of the Company, and administers the issuance of stock options to the Company's officers, employees, directors and consultants. The Compensation Committee is comprised of Leonard M. Schiller, Paul Gregory and Jeffrey Fuller.

Audit Committee

      The Audit Committee was established to meet with management and the Company's independent accountants to determine the adequacy of internal controls and other financial reporting matters. The Board has adopted a written charter for the Audit Committee. The Audit Committee reviewed the Company's audited financial statements for the year ended December 31, 2003 and met with the management of the Company to discuss such audited financial statements. The Audit Committee has discussed with the Company's former independent accountants,
J. H. Cohn LLP, the matters required to be discussed pursuant to Statement on Accounting Standards No. 61. The Audit Committee has received the written disclosures and the letter from J. H. Cohn LLP required by the Independence Standards Board Standard No. 1. The Audit Committee has discussed with J. H. Cohn LLP its independence from management and the Company. J. H. Cohn LLP had full and free access to the Audit Committee. Based on its review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB. The Audit Committee is comprised of Leonard M. Schiller, Leslie Bernhard and Jeffrey Fuller, all of whom are independent (as defined in Section 121(A) of the American Stock Exchange Listing Standards).

      The Audit Committee Charter is annexed hereto as Appendix A.

Nominating Committee

      The Company formed a nominating committee in May 2004. The members of the Nominating Committee are Leonard M. Schiller and Jeffrey Fuller, each of whom is qualified as "Independent Director" under the AMEX listing standards.

      The Nominating Committee will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Nominating Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a stockholder must submit the recommendation in writing and must include the following information: the name of the stockholder and evidence of the person's ownership of Company stock, including the number of shares owned and the length of time of ownership; also - the name of the candidate, the candidate's resume or a listing of his or her qualifications to be a director of the Company and the person's consent to be named as a director if selected by the Nominating Committee and nominated by the Board.

      The stockholder recommendation and information described above must be sent to the Company's Chief Financial Officer at 220 South Orange Avenue, Livingston Corporate Park, Livingston, NJ 07039 and must be received not less than 120 days prior to the anniversary date of the Company's most recent annual meeting of stockholders.

      The Nominating Committee believes that the minimum qualifications for service as a director of the Company are that a nominee possess an ability, as demonstrated by recognized success in his or her field, to make meaningful contributions to the Board's oversight of the business and affairs of the Company and an impeccable reputation of integrity and competence in his or her personal or professional activities. The Nominating Committee's evaluation of potential candidates shall be consistent with the Board's criteria for selecting new directors. Such criteria include an understanding of the Company's business environment and the possession of such knowledge, skills, expertise and diversity of experience so as to enhance the Board's ability to manage and direct the affairs and business of the Company, including when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or listing requirements.

      The Nominating Committee may also receive suggestions from current Board members, company executive officers or other sources, which may be either unsolicited or in response to requests from the Nominating

Committee for such candidates. The Nominating Committee also, from time to time, may engage firms that specialize in identifying director candidates.

      Once a person has been identified by the Nominating Committee as a potential candidate, the Nominating Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, the Chairman or another member of the Nominating Committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nominating Committee may request information from the candidate, review the person's accomplishments and qualifications and may conduct one or more interviews with the candidate. The Nominating Committee may consider all such information in light of information regarding any other candidates that the Nominating Committee might be evaluating for membership on the Board. In certain instances, Nominating Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate's accomplishments. The Nominating Committee's evaluation process does not vary based on whether or not a candidate is recommended by a stockholder, although, as stated above, the Board may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

      The Nominating Committee Charter is annexed hereto as Appendix B.

Communications with Directors

      The Board has established a process to receive communications from stockholders. Stockholders and other interested parties may contact any member (or all members) of the Board, or the non-management directors as a group, any Board committee or any chair of any such committee by mail or electronically. To communicate with the Board of Directors, any individual director or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent "c/o Corporate Secretary" at 220 South Orange Avenue, Livingston Corporate Park, Livingston, NJ 07039. All communications received as set forth in the preceding paragraph will be opened by the Secretary of the Company for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board of Directors will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Company Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

      It is the Company's policy that directors are invited and encouraged to attend the Annual Meeting. Five of our directors were in attendance at the 2003 Annual Meeting.

                     COMPENSATION OF DIRECTORS AND OFFICERS
                               AND RELATED MATTERS

Executive Compensation.

      The following Summary Compensation Table sets forth all compensation earned, in all capacities, during the fiscal years ended December 31, 2003, 2002, and 2001 by (i) the Company's Chief Executive Officer and (ii) the most highly compensated executive officers, other than the CEO, who were serving as executive officers at the end of the 2003 fiscal year and whose salary as determined by Regulation S-B, Item 402, exceeded $100,000 (the individuals falling within categories (i) and (ii) are collectively referred to as the "Named Executives").

                           Summary Compensation Table

                                                                                    Awards
                                                      Annual Compensation        Common Stock
 Name and Principal                                         Salary            Underlying Options
      Position                               Year            ($)                     (#)
Leonard A. Osser
     Chief Executive                         2003          351,770(1)              16,667
     Officer and                             2002          351,800(2)              16,667
     Chairman                                2001          350,967(3)              16,667

Stuart J  Wildhorn                           2003          163,207
President                                    2002          155,400                  2,333
                                             2001           93,750                 16,667
Thomas M. Stuckey                            2003          144,835
     Chief Financial                         2002          136,267(4)               2,333
     Officer and Vice President              2001          116,905                  3,333

----------

      (1) Includes $320,000 in deferred compensation but excludes $51,928 paid by Milestone to Marilyn Elson, a certified public accountant, in payment of tax services and assistance with preparation of this registration statement. Ms. Elson is the wife of Mr. Osser.

      (2) Includes $320,000 in deferred compensation but excludes $19,049 paid by Milestone to Marilyn Elson, Mr. Osser's wife, in payment of professional tax services.

      (3) Includes $350,000 in deferred compensation. The deferred compensation, together with an additional $141,346 of deferred compensation from 2000, was paid subsequent to year end through the issuance of 204,728 units, each consisting of one share and one six-year warrant to purchase one share at prices ranging from $2.40-$6.00. It excludes $20,850 paid by Milestone to Marilyn Elson.

      (4) Includes a $20,000 bonus paid in 2002.

Stock Options

      The following tables show certain information with respect to incentive and non-qualified stock options granted in 2003 to Named Executives under Milestone's 1997 Stock Option Plan and the aggregate value at December 31, 2003 of such options. In general, the per share exercise price of all options is equal to the fair market value of a share of Common Stock on the date of grant.

               OPTION GRANTS IN 2003 INDIVIDUAL GRANTS OF OPTIONS

                                          NUMBER OF          PERCENT OF TOTAL
                                      SHARES OF COMMON       OPTIONS GRANTED
                                      STOCK UNDERLYING         TO EMPLOYEES       EXERCISE PRICE      EXPIRATION
NAME                                      OPTIONS                 IN 2003             ($/SH)             DATE
----                                      -------                 -------             ------             ----
Leonard A. Osser...............          16,667(1)                   67%               $.87             01-01-08

(1)   Options vest December 1, 2007

                     Aggregated 2003 Year End Options Values
                  for Options granted prior to and during 2003

                          Number of Shares of Common
                         Stock Underlying Unexercised               Value of Unexercised
                                   Options at                       In-The-Money Options
                                   12-31-2003                         At 12-31-2003 (1)
       Name                Exercisable/Unexercisable             Exercisable/Unexercisable
------------------         -------------------------             -------------------------
Leonard A. Osser                    0 // 66,667                            $0 // $28,583
Stuart J. Wildhorn              12,667 // 6,333                        $1,167 // $$583
Thomas M. Stuckey                 20,222 // 778                        $1,167 // $$583

----------

(1) Based on the closing price on December 31, 2003 of $3.09 as quoted on the American Stock Exchange.

EMPLOYMENT CONTRACTS

      As of January 1, 1998 Milestone entered into an Employment Agreement with Mr. Osser, which provides for an initial term expiring on December 31, 2002, with a two-year non-competition period at the end of the term. The term is automatically extended for successive one-year periods, unless prior to December 1 of any year either party notifies the other of its election not to extend the term. Neither party has given notice to the other. Under the Agreement Mr. Osser serves as our full-time Chief Executive Officer and receives annual base pay of $350,000, increasing to reflect cost of living adjustments commencing on January 1, 2001. In addition, during January 1998 and each of the next four Januarys Milestone shall grant Mr. Osser an option to purchase 16,667 shares of Common Stock exercisable only during the last 30 days of the five-year option term unless Milestone achieves certain financial goals to be specified annually by the Compensation Committee. Additionally, as soon as financial statements for each year commencing with 1998 are completed, Milestone shall grant the executive an additional option to purchase up to 16,667 shares depending upon the achievement of specified performance goals. Further, Mr. Osser shall receive the opportunity to earn cash bonuses of up to $200,000 per year depending upon the achievement of performance targets to be specified by the Option Committee.

      On July 7, 1998, at his sole discretion, Mr. Osser implemented a voluntary reduction of his annual base salary, reducing his annual base pay from $350,000 to $188,462. The voluntary reduction has been described by Mr. Osser as being both temporary and having no effect upon his rights under his employment agreement with Milestone. Such reduction remained in effect until August 5, 2000. At that time, Mr. Osser began to defer his salary at the $350,000 annual base. At December 31, 2000, his deferred compensation was $141,346. In December 2001, Milestone reached an agreement with Mr. Osser to satisfy the $491,346 of unpaid salary. The agreement calls for the issuance of 204,728 units. Each unit consists of one share of Milestone common stock and one warrant to purchase an additional share of such common stock. The warrants will be exercisable at $2.40 per share through January 31, 2003, thereafter at $3.00 per share through January 31, 2004, and thereafter at $6.00 per share through January 31, 2007, at which time they will expire. On March 31, 2003, Mr. Osser signed an agreement deferring $640,000 of his annual salary until April 1, 2004. On October 9, 2003 Mr. Osser signed an agreement under which he received as of February 17, 2004 61,350 units, in payment of $384,000 of accrued compensation.

      In December 2003 Milestone entered into a new employment agreement with Mr. Osser for a five-year term commencing January 1, 2004. Under the new agreement Mr. Osser will receive base compensation of $300,000 per year, payable one half in cash and one half in common stock valued at the average closing price of the common stock during the first 15 trading days in the month of December during each year of the term. While the number of shares to be issued will be determined each year, the stock will not be issuable until the end of the term of the agreement. In addition, Mr. Osser may earn annual bonuses up to an aggregate of $300,000, payable one half in cash and one half in common stock, contingent upon Milestone achieving predetermined annual operating cash flow, revenue and earnings targets. For 2004 he can earn a $150,000 bonus based on Milestone achieving break-even cash flow from operations, a $100,000 bonus based on Milestone achieving net revenues of $6,250,000 and a $50,000 bonus based on Milestone achieving break-even earnings, determined in accordance with generally accepted accounting principles. The cash flow bonus and the earnings bonus will not be payable to the extent that the payment thereof will reduce operating cash flow or earnings below break-even, respectively. For purposes of the agreement operating cash flow shall mean cash flow from operations adjusted for financing transactions plus accounts receivable increases and less accounts payable increases. Shares of common stock issued in partial payment of bonuses will be valued at the average closing price of the common stock during the first 15 trading days in the month of March during each year of the term. The stock portion of the bonus awards, if any, will be paid at the end of the term of the agreement.

      In addition, if during any year of the term of the agreement Mr. Osser earns a bonus under the above formulae, he shall also be granted 5-year stock options to purchase twice the number of shares earned under the above formulae, each such option to be exercisable at a price per share equal to the fair market value of a share on the date of grant (110% of fair market value if Mr. Osser is a 10% or greater stockholder on the date of grant). The options shall vest and become exercisable to the extent of one-third of the shares covered at the end of each of the first three years following the date of grant, but shall only be exercisable while Mr. Osser is employed by Milestone or within 30 days after the termination of his employment.

COMPENSATION OF DIRECTORS

      In 2003, each non-employee director was granted a five-year option to purchase 6,667 shares of our Common Stock at an exercise price of $1.50, a price above the fair market value of a share of our Common Stock on the date of grant. Directors receive no cash compensation.

                                 PROPOSAL NO. 2

                APPROVAL OF THE MILESTONE 2004 STOCK OPTION PLAN

      Milestone's Board adopted the 2004 Stock Option Plan (the "2004 Plan"), subject to stockholder approval, which provides for the grant to our employees, directors and consultants of incentive and non-qualified stock options to purchase 500,000 shares of Common Stock.

      The purpose of the 2004 Plan is to provide incentives to employees, directors and consultants whose performance will contribute to our long-term success and growth, to strengthen the Company's ability to attract and retain employees, directors and consultants of high competence, to increase the identity of interests of such people with those of its stockholders and to help build loyalty to Milestone through recognition and the opportunity for stock ownership. The Compensation Committee of the Board will administer the 2004 Plan.

      The following description of the 2004 Plan is a summary and is qualified in its entirety by reference to the 2004 Plan, a copy of which is annexed hereto as Appendix C to this proxy statement.

Eligibility

      Under the 2004 Plan, incentive stock options may be granted only to employees and non-qualified stock options may be granted to employees, directors and consultants. The 2004 Plan and will expire 10 years from the date of stockholder approval.

Terms of Options

      The 2004 Plan permits the granting of both incentive stock options and nonqualified stock options. Generally, the option price of both incentive stock options and non-qualified stock options must be at least equal to 100% of the fair market value of the shares on the date of grant. The maximum term of each option is ten years. For any participant who owns shares possessing more than 10% of the voting rights of Milestone's outstanding shares of Common Stock, the exercise price of any incentive stock option must be at least equal to 110% of the fair market value of the shares subject to such option on the date of grant and the term of the option may not be longer than five years. Options become exercisable at such time or times as the Compensation Committee may determine at the time it grants options.

Federal Income Tax Consequences

      Non-qualified Stock Options. The grant of non-qualified stock options will have no immediate tax consequences to the Company or the grantee. The exercise of a non-qualified stock option will require an employee to include in his gross income the amount by which the fair market value of the acquired shares on the exercise date (or the date on which any substantial risk of forfeiture lapses) exceeds the option price. Upon a subsequent sale or taxable exchange of the shares acquired upon exercise of a non-qualified stock option, an employee will recognize long or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares. Milestone will be entitled (provided applicable withholding requirements are met) to a deduction for Federal income tax purposes at the same time and in the same amount as the employee is in receipt of income in connection with the exercise of a non-qualified stock option.

      Incentive Stock Options. The grant of an incentive stock option will have no immediate tax consequences to Milestone or its employee. If the employee exercises an incentive stock option and does not dispose of the acquired shares within two years after the grant of the incentive stock option nor within one year after the date of the transfer of such shares to him (a "disqualifying disposition"), he will realize no compensation income and any gain or loss that he realizes on a subsequent disposition of such shares will be treated as a long-term capital gain or loss. For purposes of calculating the employee's alternative minimum taxable income, however, the option will be taxed as if it were a non-qualified stock option.

                      Equity Compensation Plan Information

      The following table summarizes the (i) options granted under the Milestone 1997 Stock Option Plan, and (ii) options and warrants granted outside the Milestone 1997 Stock Option Plan, as of December 31, 2003. The shares covered by outstanding options and warrants are subject to adjustment for changes in capitalization stock splits, stock dividends and similar events. No other equity compensation has been issued.

                                                                Number of                               Number of
                                                               securities(1)       Weighted            securities(1)
                                                               to be issued        -average        remaining available
                                                              upon exercise     exercise price          for future
                                                              of outstanding     of outstanding       issuance under
                                                                 options,           options,               equity
                                                               warrants and      warrants and           compensation
                                                                  rights             rights                 plans
                                                              --------------------------------------------------------
Equity compensation plans approved by
  stockholders (1):
Grants under our 1997 Stock Option Plan..............             200,115             $3.12                114,218
Equity compensation plans not approved by
  stockholders(2)
Aggregate Individual Option Grants...................             229,167             $6.00             Not Applicable
    Total............................................             429,282             $4.66

      (1) Consisting of the 1997 stock option plan covering a total of 333,333 common shares underlying options issuable to officers and other key employees and excluding 2,333 options, which were exercised in October 2003, and 16,667 options, which were exercised in December 2003. The plan has a term of 10 years and is administered by a committee appointed by the Board of Directors. The committee, in its sole discretion, determines who is eligible to receive these incentive stock options, how many options they will receive, the term of the options, the exercise price and other conditions relating to the exercise of the options. Stock options granted under the plan must be exercised within a maximum of 10 years from the date of grant at an exercise price that is not less than the fair market value of the common stock on the date of the grant. Options granted to stockholders owning more than 10% of the Company's outstanding common stock must be exercised within five years from the date of grant and the exercise price must be at least 110% of the fair market value of the common stock on the date of the grant.

      (2) The aggregate individual option grants outside the Stock Option Plan referred to in the table above include options issued as payment for services rendered to the Company by outside consultants and providers of certain services. The aggregate individual warrant grants referred to in the table above include warrants granted to investors in Milestone as part of private placements and credit line arrangements.

  The Board of Directors Unanimously Recommends A Vote FOR the Approval of the
                        Milestone 2004 Stock Option Plan.

                                 PROPOSAL NO. 3

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      On June 10, 2004, Milestone engaged Eisner LLP as its Independent Registered Public Accounting Firm and dismissed J.H. Cohn LLP, Milestone's former Independent Registered Public Accounting Firm. The reports of J.H. Cohn LLP for the years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles.

      The decision to change accountants was approved by Milestone's Audit Committee and its Board of Directors as a whole.

      During 2003 and 2002, and during the period from January 1, 2004 to June 10, 2004, there were no disagreements with J.H. Cohn LLP on accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of J.H. Cohn LLP, would have caused J.H. Cohn LLP to make reference to the subject matter of the disagreement in connection with their report.

      During the two most recent fiscal years and the subsequent interim period preceding the engagement of Eisner LLP, neither Milestone, nor anyone on its behalf, has consulted Eisner LLP regarding: (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on Milestone's financial statements, which consultation resulted in the providing of a written report or oral advice concerning the same to Milestone that was an important factor considered by Milestone in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Rule 304(a)(1)(iv) of Regulation S-B promulgated under the Securities Act of 1933, as amended) or a reportable event (as defined in Rule 304(a)(1)(v) of Regulation S-B).

      A representative of Eisner LLP will be present at the Annual Meeting and will be afforded an opportunity to make a statement and to respond to questions.

      The Board of Directors Recommends A Vote FOR the Ratification of the
                 Appointment of Eisner LLP for Fiscal Year 2004

                             AUDIT COMMITTEE REPORT

      The Audit Committee is comprised of three non-management directors and operates pursuant to a written Charter. During fiscal 2003, the Audit Committee held one meeting with the independent auditors. The Audit Committee's purpose is to assist the Board of Directors in its oversight of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) our independent auditors' qualifications and independence and (iv) the performance of our internal audit function and independent auditors; to decide whether to appoint, retain or terminate our independent auditors and to pre-approve all audit, audit-related and other services, if any, to be provided by the independent auditors; and to prepare this Report. The Board of Directors has determined that each member of the Audit Committee is "independent" within the meaning of the rules of both the AMEX and the SEC. The Board of Directors has also determined that each member is financially literate and at least one member of the Audit Committee has accounting or related financial management expertise, as such qualifications are defined under the rules of the AMEX, and that Mr. Jeffrey Fuller is an "audit committee financial expert" within the meaning of the rules of the SEC.

      Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and the establishment and effectiveness of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for performing an independent audit of the financial statements in accordance with generally accepted auditing standards. The independent auditors have free access to the Audit Committee to discuss any matters they deem appropriate.

      In performing its oversight role, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61,

Communication with Audit Committees, as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the auditors the auditors' independence. All non-audit services performed by the independent auditors must be specifically pre-approved by the Audit Committee or a member thereof.

      During fiscal 2003, the Audit Committee performed all of its duties and responsibilities under the Audit Committee Charter. In addition, based on the reports and discussions described in this Report, the Audit Committee recommended to the Board of Directors that the audited financial statements of Milestone for fiscal 2003 be included in its Annual Report on Form 10-KSB for such fiscal year.

                 Submitted by the Audit Committee

                      Leonard M. Schiller
                      Leslie Bernhard
                      Jeffrey Fuller

Audit Committee Matters and Fees Paid to Independent Auditors

      The aggregate fees billed by Milestone's former principal accounting firm, J.H. Cohn LLP, for fees billed for fiscal years ended December 31, 2003 and 2002 are as follows:

                                                     2003              2002
                                                     ----              ----

         Audit fees                                $ 98,892          $ 90,980
         Audit related fees                              --                --
                                                   --------          --------
            Total audit and audit related fees       98,892            90,980
         Tax fees                                        --                --
         All other fees                              40,000                --
                                                   --------          --------
            Total fees                             $138,892          $ 90,980
                                                   ========          ========

      Audit related fees were for reviews of our filings for Form 10-QSB for 2003 and 2002, and for work required by our registered public offering in 2003.

      Each of the permitted non-audit services has been pre-approved by the Audit Committee or the Audit Committee's Chairman pursuant to delegated authority by the Audit Committee, other than de minimus non-audit services for which the pre-approval requirements are waived in accordance with the rules and regulations of the SEC.

      The other fees consisted of progress billing in connection with Milestone's 2004 registered offering.

Audit Committee Pre-Approved Policies and Procedures

      The Audit Committee will pre-approve audit services and non-audit services to be provided by the Company's independent auditors before the accountant is engaged to render these services. The Audit Committee may consult with management in the decision-making process, but may not delegate this authority to management. The Audit Committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting.

Certain Relationships and Related Transactions

      In January 2002, the Company issued 108,333 units to K. Tucker Andersen, each comprised of one share of common stock and one five-year warrant to purchase one share of common stock at prices increasing from $2.40 to $6.00, in consideration for $250,000. The Company also issued to Mr. Andersen, in January 2002, 11,280 additional units in repayment of interest in the amount of $27,072 accrued under a $500,000 line of credit.

      As of September 30 and November 10, 2003 the Company issued an aggregate of 147,011 shares of common stock to Mr. Osser in repayment of $404,459 of principal and accrued interest on the 6%/12% notes and the prior extension of these notes, an aggregate of 779,184 shares of common stock to K. Tucker Andersen, in satisfaction of $2,345,304 of principal and accrued interest on the 6%/12%, 8% and 10% notes and the prior extension of these notes and an aggregate of 660,257 shares of common stock to Cumberland Associates, LLC, in satisfaction of $1,816,450 of principal and accrued interest on the 6%/12% notes and the prior extension of these notes. The shares issued to Mr. Osser, Mr. Andersen and Cumberland Associates, represented their share of common stock issued to the holders of that debt in the aggregate amount of approximately $5 million, including accrued interest, and Mr. Osser, Mr. Andersen and Cumberland Associates received no extra or special benefit that was not shared on a pro rata basis by all of the holders of that debt.

      On October 9, 2003 the Company reached an agreement to satisfy $1,265,545 of debt and accrued interest due to a major investor, K. Tucker Andersen, and $435,985 of debt and accrued interest and $640,000 of deferred compensation due to the Company's Chief Executive Officer and Chairman, Leonard Osser. Of the total debt and accrued interest due to Messrs. Andersen and Osser, and the deferred compensation owed to Mr. Osser, $1,604,204 and $384,000, respectively were paid February 24, 2004 through the issuance of 241,988 and 61,350 units valued at the initial offering price. The remaining $97,326 of indebtedness to Messrs. Andersen and Osser and $256,000 of deferred compensation to Mr. Osser was paid in cash on February 23, 2004. The cash portion of the total payment represents the estimated tax on the interest and compensation.

      Additionally, the technology underlying our SafetyWand, the CompuFlo and an improvement to the controls for CompuDent were developed by our Director of Clinical Affairs and assigned to us. Upon sale of products using any such technology we will owe him a 5% royalty on the total sales price, or, if technology covered by other patents is also used by the product, on an allocated part of the sales price. In addition, he is granted, pursuant to the agreement, an option to purchase, at fair market value on the date of the grant, 8,333 shares of our common stock upon the issuance of each additional patent relating to these technologies.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      To the best of the Company's knowledge, based solely on review of the copies of such forms furnished to the Company, or written representations that no other forms were required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent (10%) shareholders were complied with during 2003.

                                  MISCELLANEOUS

Other Matters

      Management knows of no matter other than the foregoing to be brought before the Annual Meeting of Stockholders, but if such other matters properly come before the meeting, or any adjournment thereof, the persons named in the accompanying form of proxy will vote such proxy on such matters in accordance with their best judgment.

Reports and Financial Statements

      The Company's Annual Report to Stockholders for the year ended December 31, 2003, including Audited Financial Statements, is included with this proxy material. The Financial Statements contained therein are incorporated by reference and are deemed part of this soliciting material.

Solicitation of Proxies

      The entire cost of the solicitation of proxies will be borne by Milestone. Proxies may be solicited by telephone, telegraph, mail or personal interview, by directors, officers and regular employees of Milestone, without extra compensation. Solicitation is not to be made by specifically engaged employees or paid solicitors. Milestone will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses for sending proxies and proxy material to the beneficial owners of its Common Stock.

Stockholder Proposals

      Stockholder proposals intended to be presented at the Company's 2005 Annual Meeting must be received by the Company for inclusion in the Company's proxy statement relating to that meeting not later than March 1, 2005. Such proposals should be addressed to our Chief Financial officer, Milestone Scientific Inc., 220 South Orange Avenue, Livingston Corporate Park, Livingston, New Jersey 07039.

      EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

                                       By order of the Board of Directors

                                       Leonard Osser
                                       Chairman of the Board
Livingston, New Jersey
June 24, 2004

                                   APPENDIX A

MILESTONE SCIENTIFIC INC.

Audit Committee Charter

The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Milestone Scientific Inc. (the "Company") will assist the Board in fulfilling its oversight responsibilities and will have the authority and specific duties described below.

COMPOSITION

The Committee will be comprised of two or more directors as determined by the Board. The Committee shall be composed exclusively of directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as a Committee member. The members of the Committee will be elected annually at the organizational meeting of the Board. One of the members of the Committee will be elected Committee Chairman by the Board.

RESPONSIBILITY

The Committee is a part of the Board. Its primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to stockholders and filed with the Securities and Exchange Commission ("SEC"); (ii) the system of internal controls that management has established; and (iii) the external audit process. In addition, the Committee provides an avenue for communication between the independent accountants, financial management and the Board. The Committee should have a clear understanding with the independent accountants that they must maintain an open relationship with the Committee, and that the ultimate accountability of the independent accountants is to the Board and the Committee.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. These functions are conducted by the Company's management and its independent accountants. It is further not the duty of the Committee to plan or to conduct investigations, to resolve any disagreements between management and the independent accountants or to assure compliance with laws and regulations and the Company's business conduct guidelines.

AUTHORITY

Subject to the prior approval of the Board, the Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard the Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters and all employees of the Company will be directed to cooperate with the Committee and any external professionals retained by them.

MEETINGS

The Committee is to meet four times annually and as many additional times as the Committee deems necessary. The Committee is to meet in separate executive sessions with the Chief Financial Officer of the Company and the independent accountants (and may meet separately with the independent accountants if the Committee so chooses) at least once a year and at other times when considered appropriate.

ATTENDANCE

Committee members will strive to be present at all meetings. As necessary or desirable, the Committee Chairman may request that members of management and representatives of the independent accountants be present at Committee meetings.

SPECIFIC DUTIES

In assisting the Board in carrying out its oversight responsibilities, the Committee will:

      1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

      2. Review with the Company's management and independent accountants, the Company's accounting and financial reporting controls; and obtain annually from the independent accountants their view as to the adequacy of such controls.

      3. Review with the Company's management and independent accountants, significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements.

      4. Review the scope and general extent of the independent accountants' annual audit. The independent accountants should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent accountants.

      5. Enquire as to the independence of the independent and obtain from the independent accountants, at least annually, a formal written statement delineating all relationships between the independent accountants and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

      6. Have a predetermined arrangement with the independent accountants that they will advise the Committee, through its Chairman, and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification, as required under Standards for Communication with Audit Committees, is to be made prior to the related press release or, if not practicable, prior to the Form 10-QSB filing.

      7. At the completion of the annual audit, review with management the following:

                  o The annual financial statements and related footnotes and financial information to be included in the Company's annual report to stockholders on Form 10-KSB.

                  o Results of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

                  o Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Enquire about the cooperation received by the independent accountants during their audit, including their access to all requested records, data and information.

      8. Review filings with the SEC and other published documents containing the Company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

      9. Discuss with the independent accountants the quality of the Company's financial and accounting personnel. Also elicit the comments of management regarding the responsiveness of the independent accountants to the Company's needs.

      10. Recommend to the Board, the selection, retention or termination of the Company's independent accountants.

      11. Generally as part of the review of the annual financial statements, have access and receive oral reports, if desired, from the Company's counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

      12. Consider such other matters in relation to the financial affairs of the Company, and in relation to the external audit of the Company as the Committee may, in its discretion, determine to be advisable.

                                   APPENDIX B

                            Milestone Scientific Inc.

                      Charter for the Nominating Committee

I. PURPOSE OF THE COMMITTEE

The purposes of the Nominating Committee (the "Committee") of the Board of Directors (the "Board") of Milestone Scientific Inc. (the "Company") shall be to recommend to the Board individuals qualified to serve as directors of the Company and on committees of the Board.

II. COMPOSITION OF THE COMMITTEE

The Committee shall be comprised of two or more directors, each of whom would qualify as an independent director ("Independent Directors") under the listing standards of the American Stock Exchange.

The members of the Committee shall be appointed annually to one-year terms by majority vote of the Board at the first meeting of the Board following the annual meeting of stockholders, except for the initial appointment which will take place upon the adoption of this charter. Vacancies on the Committee shall be filled by majority vote of the Board at the next meeting of the Board following the occurrence of the vacancy. No member of the Committee shall be removed except by majority vote of the Independent Directors then in office.

The Committee shall have the authority to delegate any of its responsibilities to sub-committees as the Committee may deem appropriate, provided the subcommittees are composed entirely of independent directors.

The Committee may obtain independent professional advice to assist it with its functions, with the cost borne by the Company.

III. MEETINGS AND PROCEDURES OF THE COMMITTEE

The Committee may fix its own rules of procedure, which shall be consistent with the Bylaws of the Company and this Charter. The Committee shall meet at least one time annually or more frequently as circumstances or such rules of procedure as it may adopt require. The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

To the extent and in the manner that the Company is legally required to do by the rules of the Securities and Exchange Commission, this charter (as then constituted) shall be publicly filed.

IV. DUTIES OF THE COMMITTEE

The Committee shall:

a. Identify potential director nominees and evaluate their suitability to serve on the Board.

b. Recommend to the Board the director nominees for election by the stockholders or appointment by the Board, as the case may be, pursuant to the Bylaws of the Company, which recommendations shall be consistent with certain criteria including the possession of such knowledge, experience, skills, expertise and diversity as may enhance the Board's ability to manage and direct the affairs and business of the Company, including, when applicable, as may enhance the ability of committees of the Board to fulfill their duties. The Committee shall also take into account, as applicable, the satisfaction of any independence requirements imposed by law, regulation and the Nasdaq Marketplace Rules. The Committee may consider candidates proposed by management, but it is not required to do so.

c. To review the suitability for continued service as a director of each Board member when his or her term expires and when he or she has a significant change in status, including but not limited to an employment change, and to recommend whether or not the director should be re-nominated.

Notwithstanding the foregoing provisions, if the Company is legally required by contract or otherwise to provide third parties with the ability to nominate directors, the selection and nomination of such directors need not be subject to the procedures established by the Committee for evaluating the suitability of a potential director.

                                   APPENDIX C

                           MILESTONE SCIENTIFIC, INC.
                             2004 STOCK OPTION PLAN

      1. Purpose; Types of Awards; Construction.

            The purpose of the Milestone Scientific, Inc. 2004 Stock Option Plan (the "Plan") is to align the interests of officers, other key employees, consultants and nonemployee directors of Milestone Scientific, Inc. (the "Company") and its affiliates with those of the stockholders of the Company, to afford an incentive to such officers, employees, consultants and directors to continue as such, to increase their efforts on behalf of the Company and to promote the success of the Company's business. To further such purposes, the Committee may grant options to purchase shares of the Company's common stock. The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Securities Exchange Act of 1934 and of Section 162(m) of the Internal Revenue Code of 1986, as amended, and shall be interpreted in a manner consistent with the requirements thereof, as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

      2. Definitions.

            As used in this Plan, the following words and phrases shall have the meanings indicated below:

            (a) "Agreement" shall mean a written agreement entered into between the Company and an Optionee in connection with an award under the Plan.

            (b) "Board" shall mean the Board of Directors of the Company.

            (c) "Cause," when used in connection with the termination of an Optionee's employment by the Company or the cessation of an Optionee's service as a consultant or a member of the Board, shall mean (i) the conviction of the Optionee for the commission of a felony, or (ii) the willful and continued failure by the Optionee substantially to perform his duties and obligations to the Company or a Subsidiary (other than any such failure resulting from his incapacity due to physical or mental illness), or (iii) the willful engaging by the Optionee in misconduct that is demonstrably injurious to the Company or a Subsidiary. For purposes of this Section 2(c), no act, or failure to act, on an Optionee's part shall be considered "willful" unless done, or omitted to be done, by the Optionee in bad faith and without reasonable belief that his action or omission was in the best interest of the Company. The Committee shall determine whether a termination of employment is for Cause for purposes of the Plan.

            (d) "Change in Control" shall mean the occurrence of the event set forth in any of the following paragraphs:

                  (i) any Person (as defined below) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its subsidiaries) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

                  (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

                  (iii) there is consummated a merger or consolidation of the Company or a direct or indirect subsidiary thereof with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its subsidiaries) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

                  (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

            For purposes of this Section 2(d), "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

            (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

            (f) "Committee" shall mean a committee established by the Board to administer the Plan.

            (g) "Common Stock" shall mean shares of common stock, no par value, of the Company.

            (h) "Company" shall mean Milestone Scientific, Inc., a corporation organized under the laws of the State of Utah, or any successor corporation.

            (i) "Disability" shall mean an Optionee's inability to perform his duties with the Company or on the Board by reason of any medically determinable physical or mental impairment, as determined by a physician selected by the Optionee and acceptable to the Company.

            (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

            (k) "Fair Market Value" per share as of a particular date shall mean
(i) if the shares of Common Stock are then listed on a national securities exchange, the closing sales price per share of Common Stock on the national securities exchange on which the Common Stock is principally traded for the last preceding date on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common Stock are then traded in an over-the-counter market, the closing bid price for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

            (l) "Incentive Stock Option" shall mean any option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

            (m) "Nonemployee Director" shall mean a member of the Board who is not an employee of the Company.

            (n) "Nonqualified Option" shall mean an Option that is not an Incentive Stock Option.

            (o) "Option" shall mean the right, granted hereunder, to purchase shares of Common Stock. Options granted by the Committee pursuant to the Plan may constitute either Incentive Stock Options or Nonqualified Stock Options.

            (p) "Optionee" shall mean a person who receives a grant of an Option.

            (q) "Option Price" shall mean the exercise price of the shares of Common Stock covered by an Option.

            (r) "Parent" shall mean any company (other than the Company) in an unbroken chain of companies ending with the Company if, at the time of granting an Option, each of the companies other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

            (s) "Plan" shall mean this Milestone Scientific, Inc. 2003 Stock Option Plan.

            (t) "Rule 16b-3" shall mean Rule 16b-3, as from time to time in effect, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

            (u) "Subsidiary" shall mean any company (other than the Company) in an unbroken chain of companies beginning with the Company if, at the time of granting an Option, each of the companies other than the last company in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

            (v) "Ten Percent Stockholder" shall mean an Optionee who, at the time an Incentive Stock Option is granted, owns (or is deemed to own pursuant to the attribution rules of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary.

      3. Administration.

            The Plan, except as may otherwise be determined by the Board, shall be administered by the Committee, the members of which shall be "nonemployee directors" under Rule 16b-3 and "outside directors" under Section 162(m) of the Code.

            The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options; to determine which Options shall constitute Incentive Stock Options and which Options shall constitute Nonqualified Stock Options; to determine the purchase price of the shares of Common Stock covered by each Option; to determine the persons to whom, and the time or times at which awards shall be granted; to determine the number of shares to be covered by each award; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Agreements (which need not be identical) and to cancel or suspend awards, as necessary; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

            The Committee may not delegate its authority to grant Options. The Committee may employ one or more persons to render advice with respect to any responsibility the Committee may have under the Plan. The Board shall have sole authority, unless expressly delegated to the Committee, to grant Options to Nonemployee Directors. All decisions, determination and interpretations of the Committee shall be final and binding on all Optionees of any awards under this Plan.

            The Board shall have the authority to fill all vacancies, however caused, in the Committee. The Board may from time to time appoint additional members to the Committee, and may at any time remove one or more Committee members. One member of the Committee shall be selected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

            No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any award granted hereunder.

      4. Eligibility.

            Awards may be granted to officers and other key employees of and consultants to the Company, and its Subsidiaries, including officers and directors who are employees, and to Nonemployee Directors. In determining the persons to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

      5. Stock.

            The maximum number of shares of Common Stock reserved for the grant of awards under the Plan shall be 500,000, subject to adjustment as provided in
Section 9 hereof. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company.

            If any outstanding award under the Plan should for any reason expire, be canceled or be forfeited without having been exercised in full, the shares of Common Stock allocable to the unexercised, canceled or terminated portion of such award shall (unless the Plan shall have been terminated) become available for subsequent grants of awards under the Plan.

      6. Terms and Conditions of Options.

            Each Option granted pursuant to the Plan shall be evidenced by an Agreement, in such form and containing such terms and conditions as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Option Agreement:

            (a) Number of Shares. Each Option Agreement shall state the number of shares of Common Stock to which the Option relates.

            (b) Type of Option. Each Option Agreement shall specifically state that the Option constitutes an Incentive Stock Option or a Nonqualified Stock Option.

            (c) Option Price. Each Option Agreement shall state the Option Price, which shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock covered by the Option on the date of grant unless, with respect to Nonqualified Stock Options, otherwise determined by the Committee. The Option Price shall be subject to adjustment as provided in
Section 9 hereof. The date as of which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted, unless such resolution specifies a different date.

            (d) Medium and Time of Payment. The Option Price shall be paid in full, at the time of exercise, in cash.

            (e) Exercise Schedule and Period of Options. Each Option Agreement shall provide the exercise schedule for the Option as determined by the Committee; provided, however, that, the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period shall be ten (10) years from the date of the grant of the Option unless otherwise determined by the Committee; provided, however, that, in the case of an Incentive Stock Option, such exercise period shall not exceed ten
(10) years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Sections 6(f) and 6(g) hereof. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by written notice delivered in person or by mail to the Secretary of the Company, specifying the number of shares of Common Stock with respect to which the Option is being exercised.

            (f) Termination. Except as provided in this Section 6(f) and in
Section 6(g) hereof, an Option may not be exercised unless (i) with respect to an Optionee who is an employee of the Company, the Optionee is then in the employ of the Company or a Subsidiary (or a company or a Parent or Subsidiary company of such company issuing or assuming the Option in a transaction to which
Section 424(a) of the Code applies), and unless the Optionee has remained continuously so employed since the date of grant of the Option and (ii) with respect to an Optionee who is a Nonemployee Director, the Optionee is then serving as a member of the Board or as a member of a board of directors of a company or a Parent or Subsidiary company of such company issuing or assuming the Option. In the event that the employment of an Optionee shall terminate or the service of an Optionee as a member of the Board shall cease (other than by reason of death, Disability, or Cause), all Options of such Optionee that are exercisable at the time of such termination may, unless earlier terminated in accordance with their terms, be exercised within ninety (90) days after the date of such termination or service (or such different period as the Committee shall prescribe).

            (g) Death or Disability of Optionee. If an Optionee shall die while employed by the Company or a Subsidiary or serving as a member of the Board, or within ninety (90) days after the date of termination of such Optionee's employment or cessation of such Optionee's service (or within such different period as the Committee may have provided pursuant to Section 6(f) hereof), or if the Optionee's employment shall terminate or service shall cease by reason of Disability, all Options theretofore granted to such Optionee (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by his beneficiary, at any time within one year after the death or Disability of the Optionee (or such different period as the Committee shall prescribe). In the event that an Option granted hereunder shall be exercised by the legal representatives of a deceased or former Optionee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative to exercise such Option. Unless otherwise determined by the Committee, Options not otherwise exercisable on the date of termination of employment shall be forfeited as of such date.

            (h) Other Provisions. The Option Agreements evidencing awards under the Plan shall contain such other terms and conditions not inconsistent with the Plan as the Committee may determine, including penalties for the commission of competitive acts.

      7. Nonqualified Stock Options.

            Options granted pursuant to this Section 7 are intended to constitute Nonqualified Stock Options and shall be subject only to the general terms and conditions specified in Section 6 hereof.

      8. Incentive Stock Options.

            Options granted pursuant to this Section 8 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 6 hereof. An Incentive Stock Option may not be granted to a Nonemployee Director or a consultant to the Company.

            (a) Value of Shares. The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options granted under this Plan and all other option plans of any subsidiary become exercisable for the first time by each Optionee during any calendar year shall not exceed $100,000.

            (b) Ten Percent Stockholder. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (i) the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Common Stock on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

      9. Effect of Certain Changes.

            (a) In the event of any extraordinary dividend, stock dividend, recapitalization, merger, consolidation, stock split, warrant or rights issuance, or combination or exchange of such shares, or other similar transactions, each of the number of shares of Common Stock available for awards, the number of such shares covered by outstanding awards, and the price per share of Options, as appropriate, shall be equitably adjusted by the Committee to reflect such event and preserve the value of such awards.

            (b) Upon the occurrence of a Change in Control, each Option granted under the Plan and then outstanding but not yet exercisable shall thereupon become fully exercisable.

      10. Surrender and Exchange of Awards.

            The Committee may permit the voluntary surrender of all or a portion of any Option granted under the Plan or any option granted under any other plan, program or arrangement of the Company or any Subsidiary ("Surrendered Option"), to be conditioned upon the granting to the Optionee of a new Option for the same number of shares of Common Stock as the Surrendered Option, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Optionee. Subject to the provisions of the Plan, such new Option may be an Incentive Stock Option or a Nonqualified Stock Option, and shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Committee at the time the new Option is granted.

      11. Period During Which Awards May Be Granted.

            Awards may be granted pursuant to the Plan from time to time within a period of ten (10) years from the date the Plan is adopted by the Board, or the date the Plan is approved by the shareholders of the Company, whichever is earlier, unless the Board shall terminate the Plan at an earlier date.

      12. Nontransferability of Awards.

            Except as otherwise determined by the Committee, awards granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution, and awards may be exercised or otherwise realized, during the lifetime of the Optionee, only by the Optionee or by his guardian or legal representative.

      13. Approval of Shareholders.

            The Plan shall take effect upon its adoption by the Board and shall terminate on the tenth anniversary of such date, but the Plan (and any grants of awards made prior to the shareholder approval mentioned herein) shall be subject to the approval of Company's shareholders, which approval must occur within twelve months of the date the Plan is adopted by the Board.

      14. Agreement by Optionee Regarding Withholding Taxes.

            If the Committee shall so require, as a condition of exercise of a Nonqualified Stock Option (a "Tax Event"), each Optionee who is not a Nonemployee Director shall agree that no later than the date of the Tax Event, such Optionee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the Tax Event. Alternatively, the Committee may provide that such an Optionee may elect, to the extent permitted or required by law, to have the Company deduct federal, state and local taxes of any kind required by law to be withheld upon the Tax Event from any payment of any kind due the Optionee. The withholding obligation may be satisfied by the withholding or delivery of Common Stock. Any decision made by the Committee under this Section 15 shall be made in its sole discretion.

      15. Amendment and Termination of the Plan.

            The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that, unless otherwise determined by the Board, an amendment that requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3, Section 162(m) of the Code or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. Except as provided in
Section 9(a) hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any award previously granted, unless the written consent of the Optionee is obtained.

      16. Rights as a Shareholder.

            An Optionee or a transferee of an award shall have no rights as a shareholder with respect to any shares covered by the award until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in
Section 9(a) hereof.

      17. No Rights to Employment or Service as a Director or Consultant.

            Nothing in the Plan or in any award granted or Agreement entered into pursuant hereto shall confer upon any Optionee the right to continue in the employ of the Company or any Subsidiary or as a member of the Board or a consultant to the Company or any Subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary to terminate such Optionee's employment or service. Awards granted under the Plan shall not be affected by any change in duties or position of an employee Optionee as long as such Optionee continues to be employed by the Company or any Subsidiary.

      18. Beneficiary.

            An Optionee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Optionee, the executor or administrator of the Optionee's estate shall be deemed to be the Optionee's beneficiary.

      19. Governing Law.

            The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.

                            MILESTONE SCIENTIFIC INC.

    This proxy is solicited by the Board of Directors for the Annual Meeting on Wednesday, July 22, 2004

      The undersigned hereby appoints Leonard Osser and Kevin Lusardi, and each of them, with full power of substitution, the attorneys and proxies of the undersigned to attend the Annual Meeting of Stockholders of Milestone Scientific Inc. (the "Company") to be held on Thursday, July 22, 2004, at 9:00 a.m., Eastern Daylight Time, at The American Stock Exchange, 86 Trinity Place, New York, New York, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as indicated on the proposals as more fully set forth in the Proxy Statement, and in their discretion upon such other matters as may come before the meeting.

1. ELECTION OF DIRECTORS---Leonard Osser, Leslie Bernhard, Jeffrey Fuller, Paul Gregory and Leonard M. Schiller.

         For all nominees                                       |_|
         Withhold authority to vote for all nominees            |_|
         For all nominees, Except nominee(s) written below.

2.    Approval of the Milestone 2004 Stock Option Plan.

                FOR |_|         AGAINST |_|         ABSTAIN |_|

3. Confirmation of the appointment of Eisner LLP as Milestone's independent auditors for the fiscal year ending December 31, 2004.

                FOR |_|         AGAINST |_|         ABSTAIN |_|

                                  (Continued, and to be signed, on Reverse Side)

      The shares represented by this Proxy will be voted as directed or if no direction is indicated, will be voted FOR all nominees for director and FOR each of the proposals.

      The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Annual Meeting.

                                        Dated:____________________________, 2004



                                        ----------------------------------------
                                                Signature of Stockholder


                                        ----------------------------------------
                                                Signature of Stockholder


                                        DATE AND SIGN EXACTLY AS NAME APPEARS
                                        HEREON EACH JOINT TENANT MUST SIGN WHEN
                                        SIGNING AS ATTORNEY, EXECUTOR, TRUSTEEE,
                                        ETC., GIVE FULL TITLE. IF SIGNER IS
                                        CORPORATION SIGN IN FULL CORPORATE NAME
                                        BY AUTHORIZED OFFICER